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                                                                    EXHIBIT 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation of our report dated June 15, 1999 included in Eagle Bancshares, Inc.'s Form 10-K, into the Registrant's previously filed Registration Statements No. 333-15041, No. 333-49267, No. 333-36399,
         No. 333-00977, and No. 333-14787.



         /s/ ARTHUR ANDERSEN LLP



         Atlanta, Georgia
         June 28, 1999